UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 12, 2007 (June 7, 2007)

Arbor Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32136	20-0057959

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
333 Earle Ovington Boulevard, Suite 900 Uniondale, New York 11553
(Address of principal executive offices) (Zip Code)
(516) 832-8002
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-1.1: UNDERWRITING AGREEMENT
EX-8.1: OPINION OF SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

Arbor Realty Trust, Inc.
Current Report on Form 8-K
Item 1.01 Entry into a Material Definitive Agreement.
     On June 7, 2007, Arbor Realty Trust, Inc. (the “Company”) entered into an underwriting agreement with Wachovia Capital Markets, LLC, as underwriter (the “Underwriter”), Arbor Commercial Mortgage, LLC and Arbor Realty Limited Partnership. Pursuant to the terms and conditions of the underwriting agreement, the Company agreed to sell 2,700,000 shares of common stock (the “Initial Shares”) to the Underwriter, and granted the Underwriter an option exercisable for 30 days to purchase up to an additional 405,000 shares of common stock (the “Option Shares”) to cover over-allotments. The Underwriter agreed to pay the Company a purchase price per share of $27.40 (reflecting a price to the public of $27.65 per share, less an underwriting discount of $0.25 per share). The underwriting agreement contained customary representations and warranties, indemnification provisions and closing conditions. The foregoing description of the underwriting agreement is qualified in its entirety by reference to the underwriting agreement filed as Exhibit 1.1 to this Form 8-K and incorporated herein by reference. A legal opinion delivered regarding certain tax matters is attached as Exhibit 8.1 to this Form 8-K. The issuance and sale of the Initial Shares closed on June 12, 2007.
     An affiliate of Wachovia Capital Markets, LLC is the lender under the Company’s $425 million and $350 million loan repurchase agreements. In addition, the Underwriter has performed investment banking, commercial banking, fiduciary and advisory services for the Company from time to time for which it has received customary fees and expenses.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits

Exhibit Number
1.1	Underwriting Agreement, dated June 7, 2007, by and among the Company, Arbor Commercial Mortgage, LLC, Arbor Realty Limited Partnership and Wachovia Capital Markets, LLC.

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.

2

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2007	ARBOR REALTY TRUST, INC.

	By:	/s/ Walter K. Horn

	Name:	Walter K. Horn
	Title:	General Counsel, Secretary and Director of Compliance

EXHIBIT INDEX

Exhibit Number

1.1	Underwriting Agreement, dated June 7, 2007, by and among the Company, Arbor Commercial Mortgage, LLC, Arbor Realty Limited Partnership and Wachovia Capital Markets, LLC.

8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to certain tax matters.